UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2024

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed by Prudential Financial, Inc. (the “Company” or “we”) with the Securities and Exchange Commission on February 13, 2024 (the “Original Report”).

Item 1.05	Material Cybersecurity Incidents.

As disclosed in the Original Report, on February 5, 2024, we detected that, beginning February 4, 2024, a threat actor had gained unauthorized access to certain of our systems. With assistance from external cybersecurity experts, we immediately activated our cybersecurity incident response process to investigate, contain, and remediate the incident. As of the date of this Report, we believe the threat actor is a cybercrime group, and our investigation has identified that the group accessed and exfiltrated from a platform limited data that includes some client information and personally identifiable information. The threat actor also accessed and exfiltrated Company administrative and user data from certain information technology systems and accessed a small percentage of Company user accounts associated with employees and contractors. We reported this matter to relevant law enforcement and have been informing regulatory authorities.

On the basis of the investigation to date, we have not found any evidence of malware, ransomware, data destruction or alteration, or that the threat actor currently has access to our systems. We continue to investigate the extent and impact of the incident, including whether the threat actor accessed any additional information or systems.

As of the date of this Report, the incident has not had a material impact on the Company’s operations, and the Company has not determined the incident is reasonably likely to materially impact the Company’s financial condition or results of operations.

Cautionary Statement Regarding Forward Looking Statements

Certain of the statements included in this Report, including with respect to the threat actor’s access to our systems, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon the Company and its subsidiaries. The Company’s actual results may differ, possibly materially, from expectations or estimates reflected in such forward-looking statements. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Company does not undertake to update any particular forward-looking statement included in this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2024

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian P. Spitser
Name: Brian P. Spitser
Title: Vice President and Assistant Secretary